SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 16, 2001

AHL Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-22195	58-2277249

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3353 Peachtree Road, NE, Atlanta, Georgia		30326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 684-3000

This document consists of 10 pages.

Item 2. Acquisition or Disposition of Assets.

      On December 28, 2000, AHL Services, Inc. (the “Registrant,” “AHL,” or the “Company”) made the decision to abandon operations of its store set-up business unit, formerly called PIMMS. A comprehensive strategic review of the unprofitable store set-up business indicated AHL has more attractive options, and that the store set-up business did not meet criteria for continued investment. The store set-up business had become more project-driven than anticipated with increasing surge capacity requirements and difficulties in forecasting utilization rates. To become a profitable business would require significant additional investment to develop geographic density and maintain a national infrastructure. As a result of this decision, the Company recorded $66.7 million in impairment and other related costs in December 2000, that included write-off of goodwill of $60.1 million, write-off of assets, primarily computer systems which will no longer be utilized, of $2.6 million, severance paid during 2000 of $2.6 million and the accrual for lease termination costs for the PIMMS facility of $1.4 million. In addition, the Company recorded $12.8 million in working capital adjustments related to the abandoned PIMMS operations, primarily for disputed accounts receivable. The PIMMS business unit operations were effectively closed on March 16, 2001. AHL will record a final charge for the related severance expense of approximately $2.5 million for the first quarter of 2001.

      As previously reported on a Current Report on Form 8-K dated December 29, 2000, wholly-owned subsidiaries of AHL, on December 29, 2000, sold the stock in the Company’s subsidiaries Argenbright Security, Inc. and The ADI Group Limited, AHL’s U.S. and European aviation and facility services businesses, for $185 million in cash to Securicor plc, a business services company headquartered in the United Kingdom. The final purchase price is subject to adjustment based on 2001 actual performance of the U.S. aviation and facility services businesses within a range of $175 million to $210 million. Net after-tax proceeds from the sale were used to retire debt.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (b)            Pro Forma Financial Information:

      Introduction

      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000

      Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2000 and for the years ended December 31, 1999, 1998 and 1997

      (c)            Exhibits:

2.1 — Press release dated January 16, 2001.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

      On December 29, 2000, in a Current Report of Form 8-K filing, the Company presented pro forma condensed consolidated financial information to give effect to the sale of the U.S. and European aviation and facility services businesses. The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 gives effect to the abandonment of the Company’s store set-up business, formerly called PIMMS, and the sale of the U.S. and European aviation and facility services businesses as if they had occurred on that date. The accompanying unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 and the nine months ended September 30, 2000 give effect to the events as if they had occurred at the beginning of the respective periods. The pro forma adjustments are based upon available information and certain assumptions that management believes to be reasonable. Final adjustments relating to the abandonment may differ from the pro forma adjustments herein as a result of the final costs incurred for the discontinuation of the store set-up unit may differ from the estimates and the resolution of matters regarding the sale of the U.S. and European aviation and facility services businesses, including determination of the final purchase price based on certain 2001 operating results and purchase price adjustments related to closing date working capital.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2000
(IN THOUSANDS)

		Abandoned	U.S. and European
		Store Set-up	Aviation and Facility
	AHL	Business Unit	Services Businesses	Pro Forma
	Services, Inc.	(Note 1)	Sold (Note 2)	Adjustments	Note	Pro Forma

ASSETS

Cash and cash equivalents	$9,724	$—	$—	$—		$9,724

Accounts receivable	155,415	(12,124)	(78,121)	—		65,170

Reimbursable customer expenses	14,226	(5,169)	—	—		9,057

Work-in-process	7,445	(3,473)	—	—		3,972

Uniforms in service, net	2,710	—	(2,710)	—		—

Prepaid expenses and other	13,183	(479)	(3,760)	—		8,944

Total current assets	202,703	(21,245)	(84,591)	—		96,867

Property and equipment, net	40,344	(2,742)	(11,758)	—		25,844

Intangibles, net	304,391	(60,100)	(20,530)	—		223,761

Other assets	1,679	—	—	—		1,679

	$549,117	$(84,087)	$(116,879)	$—		$348,151

LIABILITIES AND

SHAREHOLDERS’ EQUITY

Accounts payable	$10,452	$(2,575)	$(4,624)	$—		$3,253

Accrued payroll and other current liabilities	66,888	(5,149)	(22,433)	8,000	(3)	53,806

				6,500	(4)

Current portion of self-insurance reserves	1,390	(139)	(973)	—		278

Deferred income taxes	1,882	—	—	—		1,882

Current portion of long-term debt	165	—	—	—		165

Income taxes payable	2,838	—	—	33,000	(3)	35,838

Total current liabilities	83,615	(7,863)	(28,030)	47,500		95,222

Long-term debt, less current portion	244,641	—	—	(144,000)	(3)	100,641

Self-insurance reserves, less current portion	5,560	(556)	(3,892)	—		1,112

Deferred income taxes	4,049	—	—	—		4,049

Other non-current liabilities	661	—	—	10,000	(3)	10,661

Shareholders’ equity	210,591	(75,668)	(84,957)	86,500	(3)/ (4)	136,466

	$549,117	$(84,087)	$(116,879)	$—		$348,151

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(1)	Reflects the PIMMS business unit assets, liabilities and equity at September 30, 2000.

(2)	Reflects the U.S. and European aviation and facility services businesses assets, liabilities and equity at September 30, 2000. AHL retained all cash, income tax accounts and debt of these businesses.

(3)	Reflects application of the U.S. and European aviation and facility services businesses sale proceeds received upon closing of $185.0 million in cash. Based on the 2001 results of the U.S. businesses sold, the final purchase price can range from $175.0 million to $210.0 million. As a result, $10.0 million of the cash purchase price received has been recorded as a liability until the 2001 results are completed. In addition, the final purchase price is subject to adjustment based on closing date working capital. Transaction related expenses are estimated to be $8.0 million. The tax effect of the transaction is estimated to be $33.0 million. The net proceeds of $144.0 million were used to repay long-term debt.

(4)	Represents the recording of accrued liabilities for severance costs of employees and costs to exit the PIMMS facility.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

		Abandoned	U.S. and European
		Store Set-up	Aviation and Facility
	AHL	Business Unit	Services Businesses
	Services, Inc.	(Note 1)	Sold (Note 2)	Note	Pro Forma

Revenues	$683,348	$(28,788)	$(334,035)		$320,525

Cost of services	474,355	(18,940)	(260,733)		194,682

Gross margin	208,993	(9,848)	(73,302)		125,843

Operating expenses:

Field operating	142,189	(9,819)	(46,512)		85,858

Corporate, general and administrative	14,361	—	(10,463)		3,898

Special charge-Philadelphia settlement	2,668	—	(2,668)		—

Depreciation and amortization	16,662	(1,852)	(5,899)		8,911

Operating income	33,113	1,823	(7,760)		27,176

Interest expense	13,625	(912)	(7,695)	(3)	5,018

Other income, net	(8)	—	—		(8)

Income before income taxes	19,496	2,735	(65)		22,166

Income tax provision	8,182	1,149	(27)		9,304

Net income	$11,314	$1,586	$(38)		$12,862

Earnings per share — diluted Net income per common and common equivalent share	$0.69				$0.78

Weighted average common and common equivalent shares	16,488				16,488

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1)	Reflects the operations of the PIMMS business unit. The income tax provision (benefit) was calculated as the AHL effective tax rate for the period multiplied by the income (loss) before taxes for the period.

(2)	Reflects the operations of the U.S. and European aviation and facility services business segments. Corporate, general and administrative expenses were allocated based on actual costs incurred by these businesses for direct costs and based on estimated usage for shared cost. The income tax provision was calculated as the AHL effective tax rate for the period multiplied by the income before taxes for the period.

(3)	Represents the reduction of interest expense for the AHL Credit Facility that would have been incurred during the period assuming the net proceeds from the sale of the U.S. and European aviation and facility services businesses of $144.0 million were used to pay down borrowings under the Credit Facility.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

		Abandoned	U.S. and European
		Store Set-up	Aviation and Facility
	AHL	Business Unit	Services Businesses
	Services, Inc.	(Note 1)	Sold (Note 2)	Note	Pro Forma

Revenues	$814,488	$(36,327)	$(442,041)		$336,120

Cost of services	570,195	(22,073)	(338,127)		209,995

Gross margin	244,293	(14,254)	(103,914)		126,125

Operating expenses:

Field operating	158,315	(9,067)	(63,771)		85,477

Corporate, general and administrative	22,982	—	(15,882)		7,100

Depreciation and amortization	18,435	(1,533)	(6,657)		10,245

Operating income	44,561	(3,654)	(17,604)		23,303

Interest expense	12,557	(608)	(7,797)	(3)	4,152

Other income, net	(385)	—	—		(385)

Income before income taxes	32,389	(3,046)	(9,807)		19,536

Income tax provision	12,795	(1,218)	(3,874)		7,703

Net income	$19,594	$(1,828)	$(5,933)		$11,833

Earnings per share — diluted Net income per common and common equivalent share	$1.11				$0.67

Weighted average common and common equivalent shares:	17,710				17,710

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1)	Reflects the operations of the PIMMS business unit for the period April 30, 1999 (date of acquisition) through December 31, 1999. The income tax provision (benefit) was calculated as the AHL effective tax rate for the period multiplied by the income (loss) before taxes for the period.

(2)	Reflects the operations of the U.S. and European aviation and facility services business segments. Corporate, general and administrative expenses were allocated based on actual costs incurred by these businesses for direct costs and based on estimated usage for shared cost. The income tax provision was calculated as the AHL effective tax rate for the period multiplied by the income before taxes for the period.

(3)	Represents the reduction of interest expense for the AHL Credit Facility that would have been incurred during the period assuming the net proceeds from the sale of the U.S. and European aviation and facility services businesses of $144.0 million were used to pay down borrowings under the Credit Facility.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

		Abandoned	U.S. and European
		Store Set-up	Aviation and Facility
	AHL	Business Unit	Services Businesses
	Services, Inc.	(Note 1)	Sold (Note 2)	Note	Pro Forma

Revenues	$476,357	$—	$(324,108)		$152,249

Cost of services	340,341	—	(238,250)		102,091

Gross margin	136,016	—	(85,858)		50,158

Operating expenses:

Field operating	81,396	—	(50,171)		31,225

Corporate, general and administrative	19,590	—	(14,053)		5,537

Depreciation and amortization	9,665	—	(7,465)		2,200

Operating income	25,365	—	(14,169)		11,196

Interest expense	3,837	—	(3,837)	(3)	—

Other income, net	(304)	—	—		(304)

Income before income taxes	21,832	—	(10,332)		11,500

Income tax provision	8,709	—	(4,121)		4,588

Net income	$13,123	$—	$(6,211)		$6,912

Earnings per share — diluted

Net income per common and common
equivalent share	$0.91				$0.48

Weighted average common and common
equivalent share	14,419				14,419

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1)	The abandoned PIMMS business unit was not acquired by AHL until April 30, 1999 and therefore had no operations for AHL in 1998.

(2)	Reflects the operations of the U.S. and European aviation and facility services business segments. Corporate, general and administrative expenses were allocated based on actual costs incurred by these businesses for direct costs and based on estimated usage for shared cost. The income tax provision was calculated as the AHL effective tax rate for the period multiplied by the income before taxes for the period.

(3)	Reflects reduction of interest expense for the AHL Credit Facility that would have been incurred during the period assuming the net proceeds from the sale of the U.S. and European aviation and facility services businesses of $144.0 million were used to repay the Credit Facility. The net debt outstanding during the year was less than the net proceeds, therefore, pro forma interest expense was reduced to zero. Interest income, which would have been realized from the investment of the excess cash, has not been reflected in the pro forma statement.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

		Abandoned	U.S. and European
		Store Set-up	Aviation and Facility
	AHL	Business Unit	Services Businesses
	Services, Inc.	(Note 1)	Sold (Note 2)	Note	Pro Forma

Revenues	$276,013	$—	$(268,489)		$7,524

Cost of services	204,512	—	(197,926)		6,586

Gross margin	71,501	—	(70,563)		938

Operating expenses:

Field operating	40,722	—	(40,348)		374

Corporate, general and administrative	14,840	—	(13,017)		1,823

Depreciation and amortization	5,234	—	(5,273)		(39)

Operating income	10,705	—	(11,925)		(1,220)

Interest expense	1,159	—	(1,159)	(2)	—

Other income, net	(723)	—	—		(723)

Income before income taxes and extraordinary charges	10,269	—	(10,766)		(497)

Income tax provision	3,850	—	(4,037)		(187)

Net income before extraordinary charges	6,419	—	(6,729)		(310)

Extraordinary charges — loss on early extinguishment of debt, net of tax benefit of $257	(385)	—	—		(385)

Net income	$6,034	$—	$(6,729)		$(695)

Earnings per share — diluted

Net income per common and common
equivalent share	$0.55				$(0.06)

Weighted average common and common equivalent shares	10,960				10,960

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1)	The abandoned PIMMS business unit was not acquired by AHL until April 30, 1999 and therefore had no operations for AHL in 1997.

(2)	Reflects the operations of the U.S. and European aviation and facility services business segments. Corporate, general and administrative expenses were allocated based on actual costs incurred by these businesses for direct costs and based on estimated usage for shared cost. The income tax provision was calculated as the AHL effective tax rate for the period multiplied by the income before taxes for the period.

(3)	Reflects reduction of interest expense for the AHL Credit Facility that would have been incurred during the period assuming the net proceeds from the sale of the U.S. and European aviation and facility services businesses of $144.0 million were used to repay the Credit Facility. The net debt outstanding during the year was less than the net proceeds, therefore, pro forma interest expense was reduced to zero. Interest income, which would have been realized from the investment of the excess cash, has not been reflected in the pro forma statement.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AHL SERVICES, INC. (Registrant)

Date: March 27, 2001

	By:	/s/ Ronald J. Domanico

Ronald J. Domanico Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as Chief Accounting Officer)